Exhibit 10.4.1
                                 HANS W. BIENER
                                SUPPLYCONSULT GbR
                                Karolinenplatz 5a
                             80333 M nchen, Germany

           Telephone: (+49) 178-7577784, Facsimile: (+49) 8091-561044
                          E-mail: hw.b@supplyconsult.de



                                                               November 05, 2005

Mr. Klaus Eckhof
Aurora Gold Corporation
30 Ledgar Road,
Balcatta, Western Australia
6021 Australia

Dear Mr. Eckhof,

Re: Assignment of the 100 percent interest in the SAO DOMINGO Memorandum of Understanding held in trust for Aurora Gold Corporation


This letter will acknowledge that I, Hans W. Biener, on behalf of SupplyConsult GbR, am holding in trust for the exclusive benefit of Aurora Gold Corporation, a Delaware corporation, a 100 percent interest in the SAO DOMINGO Memorandum of Understanding dated October 24, 2005.

The Sao Domingo Memorandum of Understanding covers mineral rights registered in the name of Antonio Barros de Souza and are located in the region of Garimpo do Sao Domingos, in the Municipality of Itaituba, State of Para, under the Processes DNPM numbers 650.209/99 to 650.308/99.

I irrevocably transfer the 100 percent interest in the SAO DOMINGO Memorandum of Understanding to Aurora Gold Corporation without further consideration.


Yours  truly,


/s/"Hans  W  Biener"
--------------------

SUPPLYCONSULT  GbR
Hans  W.  Biener